UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Torotel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOROTEL, INC.

520 N. Rogers Road

Olathe, Kansas 66062

August 27, 2020

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of Torotel, Inc., a Missouri corporation (“Torotel”), to be held at [ • ] a.m. Central Time on [ • ], 2020, at the principal executive offices of Torotel, 520 N. Rogers Road, Olathe, Kansas 66062.  Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

We intend to hold the Annual Meeting in person. However, we are actively monitoring the current coronavirus (“COVID-19”) global pandemic and are sensitive to the public health and travel concerns our shareholders may have and the protocols that governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing the notice as Definitive Additional Materials with the Securities and Exchange Commission.

Torotel is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering our costs.  We have posted our proxy materials on the Internet at www.edocumentview.com/TTLO.  You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

YOUR VOTE IS IMPORTANT.  Regardless whether you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy.  If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.

As always, we appreciate your loyalty and support as a shareholder of Torotel.

Sincerely,

Dale H. Sizemore, Jr.
Chairman and Chief Executive Officer

TOROTEL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held [ • ], 2020

TO THE SHAREHOLDERS OF TOROTEL, INC.:

NOTICE is hereby given that the annual meeting (the “Meeting”) of the shareholders of Torotel, Inc., a Missouri corporation (“we,” “us,” “Torotel” or the “Corporation”), will be held at [ • ] a.m. Central Time on [ • ], 2020, at the principal executive offices of Torotel, 520 N. Rogers Road, Olathe, Kansas 66062, for the following purposes:

1.              To elect two members to serve on our Board of Directors for three-year terms, and until their respective successors have been duly elected and qualified, unless any such individual shall sooner die, resign or be removed;

2.              To ratify the appointment of RubinBrown LLP as the Corporation’s independent accountants for the fiscal year ended April 30, 2021;

3.              To approve an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 6,000,000 to 12,000,000; and

4.              To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on July 28, 2020, will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.  The accompanying proxy is solicited by the Board of Directors.  All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference. Torotel currently intends to hold the Meeting in person. However, we are actively monitoring the COVID-19 situation. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the Meeting solely by means of remote communication. We will make such announcement by filing definitive additional materials with the Securities and Exchange Commission.  Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone.  FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET.  YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [ • ], 2020.  The Corporation’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended April 30, 2020 are available online at www.edocumentview.com/TTLO.

BY ORDER OF THE BOARD OF DIRECTORS

H. James Serrone
Secretary of Torotel, Inc.
August 27, 2020

TOROTEL, INC.

520 N. Rogers Road

Olathe, Kansas 66062

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held [ • ], 2020

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE ANNUAL MEETING

Security Holders Entitled to Vote

Holders of shares of common stock, par value $0.01 per share of Torotel, Inc., a Missouri corporation (“we,” “us,” “Torotel” or the “Corporation”), of record at the close of business on July 28, 2020 (the “Record Date”), will be entitled to vote at the annual meeting of shareholders to be held at [ • ] a.m. Central Time on [ • ], 2020, at the principal executive offices of Torotel, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the “Meeting”).  Our principal executive offices are located at 520 N. Rogers Road, Olathe, Kansas 66062, and our telephone number is (913) 747-6111.

We currently intend to hold the Meeting in person. However, we are actively monitoring the COVID-19 situation. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the Meeting solely by means of remote communication. We will make such announcement by filing definitive additional materials with the Securities and Exchange Commission.

This proxy statement (the “Proxy Statement”), together with the Notice of Annual Meeting of Shareholders, the enclosed proxy card, and the accompanying Annual Report on Form 10-K for the fiscal year ended April 30, 2020 (the “Annual Report”), was first made available to shareholders on or about August 27, 2020.

Voting of Proxies

If a proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein.  If you do not indicate instructions on your proxy card, then your shares will be voted as follows:

•              ‘‘FOR’’ the election of the nominees to the Board of Directors (the “Board”) of the Corporation as more fully described in the section herein entitled “Proposal 1;”

•              ‘‘FOR’’ the ratification of RubinBrown LLP as the Corporation’s independent accountants for the fiscal year ended April 30, 2021, as more fully described in the section herein entitled “Proposal 2;” and

•              “FOR” the approval of an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 6,000,000 to 12,000,000.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will be unable to vote your shares in the election of directors.

Quorum and Vote Required

A majority of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting.  With respect to Proposal 1, the nominees receiving the greatest number of affirmative votes duly cast at the Meeting will be elected to the Board, assuming a quorum is represented at the Meeting.  If a quorum is present, Proposal 2 will be approved upon the affirmative vote of a majority of the common stock represented in person or by proxy and entitled to vote at the Meeting.

As of the Record Date, the Corporation had 5,995,750 shares of common stock outstanding.  Each shareholder is entitled to one vote per each share of common stock owned, except in the election of directors where shareholders have cumulative voting rights as described above under “Cumulative Voting.”

Abstentions and Broker Non-votes

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in “street name.” If you hold your shares beneficially in “street name,” you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker “non-votes,” which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as “non-routine” matters.

All of the matters scheduled to be voted on at the Meeting are considered “non-routine,” except for the proposal to ratify the appointment of the Corporation’s independent accountants for the fiscal year ended April 30, 2021 (Proposal 2). If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the proposals other than Proposal 2. If you hold shares in street name, it is therefore particularly important that you instruct your broker on how you wish to vote your shares.

Electronic Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the “SEC”), Torotel is making this Proxy Statement, the Annual Report, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

If you received the Notice by mail and would prefer to receive a printed copy of Torotel’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.  Torotel encourages you to take advantage of the availability of the proxy materials on the Internet.

The accompanying proxy is being solicited by the Board of Directors.  The entire cost of this solicitation will be paid by us.  In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners.  In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview.  Such persons will receive no additional compensation for such services.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet.  You may vote via the Internet.  The website address for Internet voting is provided on your Notice and proxy card.  You will need the control number appearing on your Notice and proxy card to vote via the Internet.  You may use the Internet to transmit your voting instructions up until 1:00 am, Central Time, on [ • ], 2020.  Internet voting is available 24 hours a day.  If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You may vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice and proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., Central Time, on [ • ], 2020.  Telephone voting is available 24 hours a day.  If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You may request a copy of this Proxy Statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us.  You may also download the proxy card off the Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

Voting in Person at the Meeting.  If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting.  If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Meeting.  To do this, you must timely:

•                  Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•                  Provide written notice of revocation to our Corporate Secretary at the address provided in this Proxy Statement; or

•                  Attend the Meeting and vote in person.

If you attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.”  Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.  If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 520 N. Rogers Road, Olathe, Kansas 66062, or by telephone at 913-747-6111.

Cumulative Voting

Missouri law generally provides for cumulative voting in our election of directors.  In cumulative voting, each share carries as many votes as there are vacancies to be filled and you are permitted to distribute your votes for all of your shares among the nominees in any way you desire.  Since two individuals are nominated, you may cast that number of votes which is equal to the number of shares you own multiplied by two.  If no choice is indicated on the enclosed proxy, assuming such proxy is duly executed, the person named in the proxy will cumulate the votes and distribute them among the nominees in his discretion.  Your proxy cannot be voted for a greater number of persons than the number named herein. If any nominee should be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee.  The Board presently has no knowledge that any nominee will be unable to serve.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors, Executive Officers, and Significant Employees

Biographical summaries concerning the current directors, including the individuals nominated for reelection, and the Corporation’s executive officers are shown below. Dale H. Sizemore, Jr., both a director and an officer, and Richard A. Sizemore, a director, are brothers.  Each officer is appointed by, and serves at the pleasure of, the Board subject to the terms of their respective employment agreements with the Corporation, if any.   We have a classified Board, with the Board being divided into three classes designated as Class I, Class II, and Class III.  One class of directors will be regularly scheduled for election for a three-year term at each annual meeting of shareholders.  The scheduled expiration of the term of each current director is identified in each director’s biography below.

Name	Age	Position with Torotel
Dale H. Sizemore, Jr.	68	Chairman of the Board (Class II Director), President and Chief Executive Officer
Heath C. Hancock	39	Vice President of Finance and Chief Financial Officer, and Assistant Secretary
H. James Serrone	65	Vice President of Supply Chain and Quality, and Secretary
Anthony H. Lewis	74	Class III Director
Richard A. Sizemore	60	Class II Director
Stephen K. Swinson	62	Class III Director
Barry B. Hendrix	61	Class I Director
S. Scott Still	57	Class I Director

Dale H. Sizemore, Jr. has served as a director since 1984.  He has served as Chairman since 1995 and Chief Executive Officer since April 1999 and also served as Chief Executive Officer from 1995 to January 1999.  Mr. Sizemore served as President from 1995 to 1996, and has served as President since April 1999.  As a Class II Director, Mr. Sizemore’s term as director is due to expire at the 2021 annual meeting of shareholders.  He was involved in private business interests from 1983 to 2001.  In January 2002, Mr. Sizemore became an active member of Torotel’s management team.  Mr. Sizemore has a bachelor’s degree in electrical engineering, a master’s degree in business administration and a juris doctorate from the University of Kansas.  Mr. Sizemore sold his telecommunications company to a public company in 1995 and continued to serve as a vice president of acquisitions until 1998.  We believe Mr. Sizemore’s role as Chief Executive Officer provides the Board with strategic vision, insight and intimate knowledge of operations.

Heath C. Hancock joined Torotel in January 2010 and served as Controller from 2010 to 2013.  In 2013, Mr. Hancock was named Vice President of Accounting and Business Analytics.  Mr. Hancock was named Chief Financial Officer and Vice President of Finance in 2015.  Mr. Hancock’s prior experience includes roles as a Senior Accountant at YRC Worldwide and as an Auditor at KPMG, LLP.  Mr. Hancock was also a participant in the business leadership development program at The Boeing Company.  Mr. Hancock graduated from St. Louis University with a bachelor’s degree in business with dual concentrations in accounting and finance and graduated with a master’s degree in business administration from Washington University in St. Louis.

H. James Serrone joined Torotel in 1979 and was named Vice President of Finance in 1993.  Mr. Serrone served as Chief Financial Officer from 1996 until 2015.  In 2015, Mr. Serrone was named Vice President of Quality.  Mr. Serrone served as a director from 1999 until 2010.  Mr. Serrone has an accounting degree from Missouri Valley College and a master’s degree in business administration from Rockhurst University.

Anthony H. Lewis has served as a director since 2003.  As a Class III Director, Mr. Lewis’ term as director is due to expire at the 2022 annual meeting of shareholders.  Mr. Lewis obtained a business degree from Arizona State University.  He is president and chairman of The Executive Committee (“TEC”) and The Lewis Group (“TLG”), both of which are executive consulting firms providing services focused on strategic planning and thinking, as well as the development of strategic, technical, financial and human capital disciplines.  Prior to his affiliation with TEC and TLG, Mr. Lewis served as president at Conagra Foods, Inc., a packaged food company, which provided Mr. Lewis with extensive public company experience.  Mr. Lewis also was a president of Farmland Industries, Inc., an agricultural cooperative, and retired from the Air Force Reserve as an officer with 37 years of service, having flown in Vietnam and both Gulf Wars.  We believe Mr. Lewis’s role in strategic planning and his public company experience provide the Board with a unique point of view regarding strategic planning, vision and corporate governance.

Richard A. Sizemore has served as a director since 1995.  As a Class II director, Mr. Sizemore’s term as director is due to expire at the 2021 annual meeting of shareholders.  He has more than 25 years of experience in computerized automated production and control systems.  Mr. Sizemore is the founder and president of Interactive Design, Inc. (“IDI”), which has specialized in production automation services since 1987.  IDI customers include the defense industry, plastics industry, consumer products, a large transformer manufacturer and the aviation repair industry.  In recent years, IDI’s primary business focus has been on designing, engineering and providing automated inspection equipment to the ammunition industry.  IDI’s technologies include programmable logic controllers, machine vision, robots and material handling.  Mr. Sizemore was awarded a patent in 2005 for the design of an inspection system for ammunition.  Mr. Sizemore has an electrical engineering degree and a master’s degree in business administration from the University of Kansas.  We believe Mr. Sizemore’s role as an innovator in the defense industry provides the Board significant insights into industry trends as well as knowledge of manufacturing process improvement trends.

Stephen K. Swinson has served as a director since 2003.  As a Class III director, Mr. Swinson’s term as director is due to expire at the 2022 annual meeting of shareholders.  Mr. Swinson is the president and chief executive officer of Thermal Energy Corp. (“TECO”), an energy company serving the Texas Medical Center (“TMC”) in Houston, Texas.  He has served in this capacity since September 2005.  TMC is considered the world’s largest medical center.  It is comprised of 14 hospitals, various professional schools for doctors, dentists and nurses, and research facilities comprising over 25 million square feet.  Prior to his affiliation with TECO, Mr. Swinson served as president of Cleveland Brothers Construction Company, LLC, a commercial and residential contractor and developer in the Southeast United States.  He also served as the chief financial officer for Cleveland Brothers Inc., the parent company for several businesses that included development, real estate, construction, manufacturing, a golf course and a restaurant.  Prior to his affiliation with Cleveland Brothers, Mr. Swinson was a Principal for Index Capital, the investment banking division of Index Powered Financial Services, LLC, specializing in the valuation and negotiation for divestiture or acquisition of small- to mid-cap companies.  Mr. Swinson has a mechanical engineering degree and is a registered Professional Engineer.  He also has a master’s degree in business administration from Northwestern University.  We believe Mr. Swinson’s previous role as chief financial officer, his past experience in middle market investment banking, and his role as a chief executive officer in the energy industry provide the Board with an important perspective on strategic planning, vision, and financial matters.

Barry B. Hendrix has served as a director since 2011.  As a Class I Director, Mr. Hendrix’s term as director is due to expire at the 2020 annual meeting of shareholders, and he has been nominated for reelection.  Mr. Hendrix currently serves as CEO of HBG Consulting, a firm that specializes in strategic business development and lean business process design.  Prior to his current position, Mr. Hendrix served as president and CEO of OECO, LLC, a designer and manufacturer of electro-magnetic devices and power conversion products for the aerospace, defense and commercial industries.  Mr. Hendrix has a bachelor’s degree from Oregon State University and a master’s degree in engineering and manufacturing management from Rensselaer Polytechnic Institute.  We believe Mr. Hendrix’s experience as an executive officer of a manufacturer serving customers in the aerospace, defense and commercial industries provides the Board with an important perspective on Torotel’s targeted industries, strategic planning, lean manufacturing initiatives as well as mergers and acquisitions.

S. Scott Still has served as a director since February 2018.  As a Class I Director, Mr. Still’s term as director is due to expire at the 2020 annual meeting of shareholders, and he has been nominated for reelection.  Mr. Still is founder and principal of Myriad Aerospace Consulting which provides strategic planning and implementation, operational execution, and M&A support. Currently, through Myriad, Mr. Still is serving as CEO of Jet Midwest Aerospace (“JMW”) leading a turnaround/growth effort for the company.  JMW is a full-service commercial aircraft provider offering complete end-of-life and product support solutions. He has over 30 years of leadership experience in the aerospace and defense industry, which includes ten years as CEO and President with Sargent Aerospace and Defense, a global supplier of precision-engineered customized components serving both the commercial and the military and defense markets. Mr. Still received a Master’s Degree from The University of Tennessee.  We believe Mr. Still’s experience in the aerospace and defense industry provides the Board with an important perspective on Torotel’s targeted industries.

CORPORATE GOVERNANCE

Director Independence

In determining the independence of our directors, the Board has adopted the independence requirements of the Listing Rules of the NASDAQ Stock Market (“NASDAQ”).  Based upon these standards, our Board has determined that Messrs. Hendrix, Lewis, Still and Swinson are independent. In addition, our Board has determined that the directors serving on our Audit Committee meet the independence standards in SEC Rule 10A-3.  On September 20, 2010, the Board adopted a resolution requiring that the majority of the persons serving on the Board be comprised of members meeting the definition of an “independent director” as defined by NASDAQ Rule 5605.

Board Meetings

During the fiscal year ended April 30, 2020, the Board held a total of six meetings. Under the policies of the Board, directors are expected to attend regular Board meetings, Board committee meetings and annual shareholder meetings. Three directors attended last year’s annual meeting of shareholders.

Board Leadership Structure

The Board believes that Dale H. Sizemore’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of Torotel and its shareholders. Mr. Sizemore possesses detailed knowledge of the priorities, opportunities and challenges facing Torotel, and is thus best positioned to develop an agenda and strategic vision that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability and enhances Torotel’s ability to communicate its message and strategy clearly and consistently to shareholders, employees and customers.  For these reasons, Torotel does not have a lead independent director and does not believe one is necessary at this time.

Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation’s risks. The Board regularly reviews information concerning our operations, liquidity, competitive position and personnel, as well as the risks associated with each of these. Our Compensation and Nominating Committee is responsible for overseeing the management of our risks relating to our executive and long-term compensation plans and oversees the Corporation’s management of its risks pertaining to potential conflicts of interest and independence of Board members. The Audit Committee oversees the Corporation’s management of our risks pertaining to internal controls, adherence to generally accepted accounting principles, and financial reporting. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Compensation and Nominating Committee

The Compensation and Nominating Committee (the “Committee”) of the Board was established in December 2004 and is comprised of Barry B. Hendrix, Anthony H. Lewis, S. Scott Still, and Dale H. Sizemore, Jr. The Committee operates under a written charter, which is posted on our website at www.torotelinc.com.

The purpose of the Committee is to assist the Board by (i) identifying, reviewing and evaluating individuals’ qualification to become directors; (ii) setting the compensation of our officers and performing other compensation oversight; (iii) reviewing and recommending the nomination of directors; and (iv) assisting the Board with other related tasks, as assigned from time to time. The Committee may delegate authority to sub-committees as it deems appropriate. The Committee held four meetings during the last fiscal year, and each member then serving attended the meetings that were held while he was a member of the Committee.

The Committee regularly reviews the needs of the Board and establishes criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Committee believes that nominees for director should have either experience in the industry (but not be currently employed by a competitor of the Corporation) in which we engage, or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Committee further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of our business and shareholder value, devote adequate time to service as a director and work well with other Board members in a collegial manner.  In addition, the Committee considers diversity in its evaluation of candidates for Board membership. The Board believes that diversity with respect to factors such as background, experience, skills and national origin is an important consideration in Board composition.

The Committee evaluates prospective director nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and external sources, which includes:

•                  Leadership Experience:    Directors should possess significant leadership experience, such as experience in business, finance/accounting, law, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

•                  Commitment to the Corporation’s Values:    Directors shall be committed to promoting our financial success and preserving and enhancing our reputation as a leader in our industry and in agreement with our values as embodied in our Codes of Conduct.

•                  Reputation and Integrity:    Directors shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

•                  Absence of Conflicts of Interest:    Directors shall be free of conflicts of interest and potential conflicts of interest. Directors should not have any interests that would materially impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Corporation and its shareholders.

•                  Business Understanding:    Directors should have a general appreciation regarding major issues facing public companies of size and operational scope similar to ours, including business strategy, business environment, corporate finance, corporate governance and board operations.

•                  Available Time:    Directors should have sufficient time to effectively carry out their duties, including preparing for and attending Board meetings, meetings of the Board committees on which they serve and the annual meeting of shareholders, after taking into consideration their other business and professional commitments.

•                  Independence:    Directors should be independent in their thought and judgment and be committed to enhancing long-term value for all shareholders. Non-management directors must meet the definition of an “independent director” as set forth in the NASDAQ Rules and all applicable laws and regulations.

•                  Non-Compete/Non-Disclosure: All non-management directors are required to execute a Non-Compete/Non-Disclosure Agreement. Directors who also serve as officers of the Corporation are subject to restrictions contained in their employment agreements.

In accordance with Article II, Section 13 of our Amended and Restated By-Laws (the “By-Laws”), the Committee will consider bona fide recommendations by shareholders as to potential director nominees who meet the above standards. Shareholders may submit the names of proposed nominees for election to the Board by delivering the name of the candidate to the principal executive offices of the Corporation not less than 50 nor more than 75 days before the annual meeting of shareholders, as described in more detail in Article II, Section 13 of the By-Laws. The notice must identify its writer as a shareholder of the Corporation, identify the class and number of shares beneficially held by the writer and provide:

•                  The name, age, business address and residence address of the person;

•                  The principal occupation or employment of the person;

•                  The class and number of shares of capital stock of the Corporation which are beneficially owned by the person; and any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All candidates recommended to the Committee must meet the definition of an independent director as set forth in the Rules of the NASDAQ Stock Market.  The Committee will then consider whether such proposed nominees meet the criteria described above for director candidates.

The Committee has exclusive authority to set compensation for our directors and executive officers. The Committee has not delegated any of its authority to set or oversee compensation. The Committee considers recommendations of the Chief Executive Officer with respect to officers’ compensation (other than his own). The Committee from time to time engages third-party compensation consultants to advise it on trends in and current levels of executive compensation.

Audit Committee

The Audit Committee of the Board of Directors was established in December 2004 and is comprised of three independent directors, Stephen K. Swinson, Barry B. Hendrix, and Richard A. Sizemore. The Board of Directors has determined that Stephen K. Swinson is an audit committee financial expert, as defined in SEC rules, based, in part, on his experience as a chief financial officer. The Audit Committee operates under a written charter, which is posted on our website at www.torotelinc.com

The purpose of the Audit Committee is to assist the Board in overseeing: (i) the integrity of the accounting and financial reporting processes and systems of internal accounting and financial controls of the Corporation; (ii) the performance of the internal audits and integrity of the financial statements of the Corporation; (iii) the annual independent audit of the Corporation’s financial statements, the engagement of the independent auditor and the annual evaluation of the independent auditor’s function, qualifications, services, performance and independence; (iv) the performance of the Corporation’s internal and independent audit functions; (v) the compliance by the Corporation with legal and regulatory requirements related to the Audit Committee Charter, including the Corporation’s disclosure controls and procedures; and (vi) the evaluation of the Corporation’s financial risk issues. The Audit Committee held four meetings during the last fiscal year and Barry B. Hendrix and Richard A. Sizemore attended the meetings that were held while he was a member of the Committee, while Stephen K. Swinson attended three meetings.

Shareholder Communications with the Board

Mail can be addressed to directors in care of the Office of the Secretary, Torotel, Inc.,520 N. Rogers Road, Olathe, Kansas 66062. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, as decided by the Secretary, will be forwarded to appropriate management personnel.  Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1

ELECTION TO THE BOARD OF THE DIRECTORS

Election of Directors

The Board currently consists of six individuals.  The By-Laws provide that the Board is divided into three classes designated as Class I, Class II, and Class III, respectively, with each class being nearly equal in number as possible. One class of directors is elected for a three-year term at each annual meeting of shareholders.  The current term of office of the Class I directors is scheduled to expire in 2020 at the Meeting; the current term of office of the Class II directors is scheduled to expire in 2021; and the current term of office of the Class III directors is scheduled to expire in 2022.

Barry B. Hendrix and S. Scott Still are Class I directors who have been nominated by the Board for reelection at the Meeting.

Votes will be cast pursuant to the enclosed proxy for the election of the nominees named therein unless specification is made withholding such authority.  The nominees are presently directors of the Corporation.  Should the nominees become unavailable, which is not anticipated, the proxy named in the proxy card will vote for the election of such other person as the Board of Directors may recommend.  Proxies may not be voted for a greater number of persons than the nominees named.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF BARRY B. HENDRIX AND S. SCOTT STILL AS DIRECTORS.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed RubinBrown LLP (“RubinBrown”) as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending April 30, 2021 and recommends that shareholders vote for ratification of such appointment.  Although the Board is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the appointment by the Audit Committee of RubinBrown and ratification of that appointment by the shareholders of the Corporation, the Audit Committee may direct the appointment of a new independent accountant at any time during the year if the Board determines that such a change would be in the Corporation’s best interest and in the best interests of the shareholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and may reconsider the appointment.

RubinBrown has served as the Corporation’s independent accountants since September 2011.  It is anticipated that a representative from RubinBrown will be present at the Meeting. If a representative from RubinBrown is in attendance at the Meeting, it is anticipated that such representative will be available to respond to appropriate questions and to make a statement, if so desired.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RUBINBROWN LLP AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2021.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 6,000,000 TO 12,000,000.

On July 27, 2020, the Board adopted a resolution requesting shareholders approve an amendment to the Corporation’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of common stock, par value $0.01 per share, from 6,000,000 to 12,000,000 shares.  Of the 6,000,000 shares currently authorized, as of the Record Date, the Corporation had 5,995,750 shares issued and outstanding.

Reasons for and Effect of Amendment

The Board believes it is in the Corporation’s best interests to increase the number of authorized shares of common stock for several reasons. The Board believes the availability of such additional shares will provide the Corporation with the flexibility to issue common stock for a variety of business purposes that may arise, such as the issuance of stock in acquisitions or in connection with strategic transactions, the sale of stock to obtain additional capital, the issuance of stock for equity compensation purposes and/or shareholder rights plans, the declaration of stock dividends and distributions, and such other corporate purposes that may be identified in the future by the Board.

The issuance of additional shares of common stock, other than through a stock split in the form of a stock dividend, may have a dilutive effect on earnings per share and, for persons that do not purchase additional shares to maintain their pro rata interest in the Corporation, on such shareholder’s percentage of voting power. Holders of existing common stock have no preemptive right to subscribe for the purchase of any shares of common stock, which means that a shareholder does not have a prior right to buy any new issue of common stock in order to maintain his or her proportionate ownership interest. The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such purposes as the Board may deem advisable, without further action by the Corporation’s shareholders, except as may be required by applicable law or any applicable exchange listing standards.

The Corporation has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board does not intend to issue any shares of common stock except on terms that the Board deems to be in the best interests of the Corporation and its then-existing shareholders.

If the proposal to amend the Articles is delayed or is not approved by the Corporation’s shareholders, the Corporation may find it necessary to convene a special meeting of shareholders in the event the Board wishes to consummate a transaction or take other actions which require a number of shares of common stock in excess of the currently authorized 12,000,000 shares. Such a special meeting could lead to increased costs and would require additional time to prepare for and hold the special meeting.

No rights of appraisal or similar rights exist with respect to this matter.

Although the Board has no present intention to issue shares of common stock in the future in order to make an acquisition of control of the Corporation more difficult, future issuances of common stock, with the exception of stock splits effected as dividends, or preferred stock could have that effect. For example, the acquisition of shares of the Corporation’s common stock by an entity in order to acquire control of the Corporation might be discouraged through the public or private issuance of additional shares of common stock, since such issuance could dilute the stock ownership of the acquiring entity. Common stock could also be issued to existing shareholders as a dividend or privately placed with purchasers that might side with the Board in opposing a takeover bid, thus discouraging such a bid. Certain provisions of Missouri law relating to business combinations with interested shareholders also may create a potential restraint on takeovers or other changes in control of the Corporation.

The Board is not proposing the amendment to the Articles for the purpose of discouraging mergers, tender offers, proxy contests or other changes in control of the Corporation.

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon is required to approve the proposed amendment to the Articles. Upon approval by the Corporation’s shareholders, the proposed amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Missouri, which will occur as soon as reasonably practicable following approval by the Corporation’s shareholders. If the proposal is not approved by the Corporation’s shareholders at the Meeting, the current Articles will remain in effect and the Corporation will continue to have a very limited number of shares of common stock available for issuance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK FROM 6,000,000 TO 12,000,000.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board, with respect to the Corporation’s audited financial statements for the fiscal year ended April 30, 2020. The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Stephen K. Swinson, Richard A. Sizemore, and Barry B. Hendrix as members of the Audit Committee, have reviewed the audited financial statements for the fiscal year ended April 30, 2020, and discussed the same with the Corporation’s management and RubinBrown, the Corporation’s independent accountants. The Audit Committee has received the written disclosures and the letter from RubinBrown required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with RubinBrown, the independent accountants’ independence and the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

Based on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended April 30, 2020 for filing with the SEC. The Audit Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

Audit Committee:
Stephen K. Swinson, Chairman
Richard A. Sizemore
Barry B. Hendrix

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

Audit Fees

RubinBrown billed us aggregate fees of $208,751 and $115,000 for professional services rendered for the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2020 and 2019, respectively and for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal years 2020 and 2019, respectively.

Audit-Related Fees

Mize Houser & Company P.A. billed us aggregate fees of $10,200 and $10,000 for professional services rendered for the audit of our 401(k) plan during the fiscal year ended April 30, 2020 and 2019.

Tax Fees

Grant Thornton billed us aggregate fees of $155,235 and $86,324 for professional services rendered for the tax preparation, tax consultation and statutory filings for the fiscal years ended April 30, 2020 and 2019, respectively, including the review of the income tax accruals and disclosures in our quarterly reports on Form 10-Q during fiscal years 2020 and 2019, respectively.

As required by its charter, the Audit Committee pre-approves all audit and non-audit work to be performed by our independent accountants. The Audit Committee’s approval is documented in the form of an engagement letter signed by the independent accountants and the Chairman of the Audit Committee. Accordingly, the Audit Committee approved 100% of the services set forth above.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

The following table shows information regarding the beneficial ownership of our common stock by each named executive officer, director and director nominee, and by the executive officers and directors as a group as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power.  Any shares of common stock subject to options (or other rewards) that are currently exercisable or exercisable within 60 days of the Record Date, are considered outstanding and beneficially owned by the person holding the option for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

This table assumes 5,995,750 shares of common stock were outstanding as of the Record Date.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Class
Dale H. Sizemore	531,091	(2)	8.9%
H. James Serrone	196,916	(3)	3.3%
Heath C. Hancock	160,000	(4)	2.7%
Barry B. Hendrix	—		*
Anthony H. Lewis	—		*
Richard A. Sizemore	222,862	(5)	3.7%
Stephen K. Swinson	—		*
S. Scott Still	—		*
All directors and executive officers as a group (8 persons)	1,180,869		18.5%

* Less than 1%

(1)         The address of all persons named in this table is c/o Torotel, Inc., 520 N. Rogers Road, Olathe, KS 66062.

(2)         Mr. Sizemore’s beneficial ownership includes 420,000 shares issued under the Stock Award Plan (the “SAP”) pursuant to a Restricted Stock Agreement dated September 19, 2016.  These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse.  The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in revenue is at least 10% and (2) the average economic value added as a percentage of revenue is at least 2%.  The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Sizemore’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Sizemore’s death, or (3) the Committee, in its sole discretion, terminates the restrictions.  If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation.  The Restricted Stock Agreement provides Mr. Sizemore with all voting rights with respect to the restricted shares.

(3)         Mr. Serrone’s beneficial ownership includes 150,000 shares issued under the SAP pursuant to a Restricted Stock Agreement dated September 19, 2016.  These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse.  The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in revenue is at least 10% and (2) the average economic value added as a percentage of revenue is at least 2%.  The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Serrone’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Serrone’s death, or (3) the Committee, in its sole discretion, terminates the restrictions.  If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation.  The Restricted Stock Agreement provides Mr. Serrone with all voting rights with respect to the restricted shares.

(4)         Mr. Hancock’s beneficial ownership includes 160,000 shares issued under the SAP pursuant to a Restricted Stock Agreement dated September 19, 2016.  These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse.  The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in revenue is at least 10% and (2) the average economic value added as a percentage of revenue is at least 2%.  The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Hancock’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Hancock’s death, or (3) the Committee, in its sole discretion, terminates the restrictions.  If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation.  The Restricted Stock Agreement provides Mr. Hancock with all voting rights with respect to the restricted shares.

(5)         Richard A. Sizemore’s beneficial ownership includes 15,666 shares owned by his wife, and 16,844 shares which are owned by Mr. Sizemore and his wife as trustees for their children.

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS

The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation.  There were 5,995,750 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.

The following persons beneficially own more than 5% of our outstanding common stock as of the Record Date:

Name and Address of Beneficial Owner	Amount Beneficially Owned		Percent of Class
Alexandra Z. Caloyeras	849,502	(1)	14.2%
233 West 83rd Street,
New York, NY 10024

Aliki S. Caloyeras	849,502	(2)	14.2%
7 West 96th Street,
New York, NY 10025

Basil P. Caloyeras	784,501	(3)	13.1%
2041 West 139th Street,
Gardena, CA 90249

(1)         Alexandra Z. Caloyeras’ sole voting and investment ownership is 769,667 shares.  Ms. Caloyeras’ shared voting and investment ownership includes 79,835 shares which is owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner.  Alexandra Z. Caloyeras is the sister of Aliki S. Caloyeras and Basil P. Caloyeras.

(2)         Aliki S. Caloyeras’ sole voting and investment ownership is 769,667 shares.  Ms. Caloyeras’ shared voting and investment ownership includes 79,835 shares which is owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner.  Aliki S. Caloyeras is the sister of Alexandra Z. Caloyeras and Basil P. Caloyeras.

(3)         Basil P. Caloyeras’ sole voting and investment ownership is 769,667 shares.  Mr. Caloyeras’ shared voting and investment ownership includes 14,835 shares which are owned by the Caloyeras Family Partnership L.P., a limited partnership in which Mr. Caloyeras is a limited partner.  Basil P. Caloyeras is the brother of Alexandra Z. Caloyeras and Aliki S. Caloyeras.

DIRECTOR COMPENSATION

Non-employee directors are compensated at the rate of $16,000 per fiscal year for their service as director. They also receive $400 for each Board committee meeting attended.  Dale H. Sizemore, Jr., an employee of the Corporation, is compensated at the rate of $100 per Board meeting attended, exclusive of telephone meetings. The compensation paid to Dale H. Sizemore, Jr. for his service as a director is contained in the Summary Compensation Table under Executive Officer Compensation.

The following table sets forth the compensation of the non-employee directors for the fiscal year ended April 30, 2020.

Name	Fees Earned or Paid in Cash ($)	Non-Equity Incentive Compensation ($) (1)	Total ($)
Barry B. Hendrix	$17,600	$0	$17,600
Anthony H. Lewis	$16,000	$0	$16,000
Richard A. Sizemore	$17,600	$0	$17,600
S. Scott Still	$16,000	$0	$16,000
Stephen K. Swinson	$17,600	$0	$17,600

(1)         No non-equity incentive compensation plan was in effect for the Board during the fiscal year ended April 30, 2020, and no such plan is currently in effect.

EXECUTIVE COMPENSATION

Compensation Philosophy

The Committee is responsible for setting and overseeing the compensation of our executive officers and directors. The primary objectives of our compensation program are to:

•                  Provide fair, competitive compensation to our executive officers;

•                  Attract the talent necessary to achieve our business objectives;

•                  Retain our executive officers by instilling a long-term commitment to the Corporation and its shareholders; and

•                  Develop a sense of Corporation ownership and align the interests of our executive officers with the shareholders.

The Committee has established criteria for an annual award program for the Chief Executive Officer. The program is based on a Chief Executive Officer performance scorecard that is used to annually evaluate the Chief Executive Officer’s performance. The scorecard has six specific areas for evaluation. These criteria are used to establish a baseline performance award potential of 25% of the Chief Executive Officer’s annual base compensation. The criteria breakdown is as follows:

•                  Leadership 5%

•                  Management 3%

•                  Financial 5%

•                  Marketing 5%

•                  Operational 5%

•                  Innovation 2%

At the end of each fiscal year, the Committee reviews the Chief Executive Officer’s performance and use these metrics to establish the value of any annual award compensation.

Summary Compensation Table for Fiscal Years 2020 and 2019

The following table sets forth the compensation of the named executive officers for each of our last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation	Stock Awards ($)	All Other Compensation ($)		Total ($)
Dale H. Sizemore, Jr.	2020	$274,800	$0	$0	$23,700	(1)	$298,500
President and Chief	2019	$224,000	$0	$0	$25,200	(2)	$249,200
Executive Officer

Heath C. Hancock	2020	$169,300	$0	$0	$9,800	(3)	$179,100
Vice President of Finance	2019	$162,000	$0	$0	$15,700	(4)	$177,700
and Chief Financial Officer

H. James Serrone	2020	$151,400	$0	$0	$25,500	(5)	$176,900
Vice President of Quality	2019	$167,000	$0	$0	$24,100	(6)	$191,100

(1)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $9,900, group insurance benefits of $4,900, company contributions to Torotel’s defined benefit plan of $8,800, and director fees of $400.

(2)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $9,900, group insurance benefits of $9,000, company contributions to Torotel’s defined benefit plan of $5,900, and director fees of $400.

(3)         Includes group insurance benefits of $2,600, and company contributions to Torotel’s defined benefit plan of $7,200.

(4)         Includes group insurance benefits of $9,400, and company contributions to Torotel’s defined benefit plan of $6,300.

(5)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $10,500 and group insurance benefits of $11,000, and company contributions to Torotel’s defined benefit plan of $4,000.

(6)         Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $11,000 and group insurance benefits of $9,400, and company contributions to Torotel’s defined benefit plan of $3,700.

Incentives, Award Plans and Other Agreements

Short-term Cash Incentive Plan

The purpose of the Short-term Cash Incentive Plan is to promote the long-term financial performance of Torotel by providing all key employees with the opportunity to earn cash awards for accomplishing annual goals for “ROCE” as defined in the Short-term Cash Incentive Plan.  For the year ended April 30, 2020, no amount was earned pursuant to the STIP based on the Corporation’s ROCE for fiscal year 2020.

Long-term Incentive Plans

The purpose of the Long-term Incentive Plans, which consist of a Stock Award Plan and a Long-term Cash Incentive Plan, is to provide incentives that will attract and retain highly competent persons as key employees to promote the long-term financial performance of Torotel by providing key employees an opportunity to earn stock and cash awards for accomplishing long-range goals for sales growth, EBIT growth, ROCE and debt to equity, as defined and measured in the Stock Award Plan and the Long-term Cash Incentive Plan.

Stock Award Plan

The Stock Award Plan (as defined above, the “SAP”) provides key employees the opportunity to acquire common stock of Torotel pursuant to awards earned for accomplishing goals that promote the long-term financial performance of Torotel. Under the terms of the SAP, stock awards are in the form of restricted stock having a five-year restriction period, which shall lapse, based on certain conditions as outlined in the SAP. All stock awards are represented by a Restricted Stock Agreement, that afford the grantees all of the rights of a shareholder with respect to the award shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such shares since the date of award.

During the fiscal year ended April 30, 2017, the Corporation made an award of restricted stock under the SAP to each of Dale H. Sizemore, Heath C. Hancock, and H. James Serrone.  The terms of those awards are generally described in the footnotes to the beneficial ownership table above wherein each officer’s beneficial ownership in the Corporation is identified and elsewhere in this Proxy Statement.  During the fiscal year ended April 30, 2020, the Corporation did not make any awards under the SAP.

Long-term Cash Incentive Plan

The Long-term Cash Incentive Plan (the “LTCIP”) provides key employees with the opportunity to earn cash awards for accomplishing annual goals based on predetermined targets for cumulative annual sales and EBIT growth, ROCE and debt to equity ratios. Under the terms of the LTCIP, awards will not be paid if Torotel’s performance on any LTCIP metric is less than the threshold level of performance defined for that LTCIP metric; however, the Committee has the option to grant cash awards on any LTCIP metric that exceeds the optimum target. There were no awards for the five-year period ended April 30, 2020.

Employment Agreements; Change of Control Agreements

During fiscal year 2020, we had an employment agreement with Dale H. Sizemore, Jr. in connection with his duties as Chief Executive Officer. The agreement became effective June 30, 2006, and expired on June 30, 2010; provided, however, that on June 30 of each year thereafter, the term is automatically extended for one additional year and continues in this manner until the agreement is terminated. The employment agreement remains in effect under the automatic renewal provision.  The agreement currently provides for minimum a base monthly salary of $13,750 for Mr. Sizemore, plus other benefits and incentive awards as determined by the Board. The employment agreement further provides that if Mr. Sizemore’s employment is terminated by Torotel without cause, Mr. Sizemore will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if Mr. Sizemore is terminated other than for cause or if he terminates his employment for good reason, he will be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The employment agreement also provides for a restrictive covenant of non-competition for a period of two years following termination of employment.

During fiscal year 2020, we had an employment agreement with Heath C. Hancock in connection with his duties as our Vice President of Finance, Treasurer, and Chief Financial Officer. The agreement became effective September 12, 2019, and expires on September 12, 2022; provided, however, that on September 30 of each year thereafter, the term is automatically extended for one additional year and continues in this manner until the agreement is terminated.  The agreement currently provides for a minimum base monthly salary of $13,790 for Mr. Hancock, plus other benefits and incentive awards as determined by the Board. The employment agreement further provides that if Mr. Hancock’s employment is terminated by Torotel without cause, Mr. Hancock will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if Mr. Hancock is terminated other than for cause or if he  terminates his employment for good reason, he shall be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The employment agreement also provides for a restrictive covenant of non-competition for a period of two years following termination of employment.

During fiscal year 2019, we had an employment agreement with H. James Serrone in connection with his duties as our Vice President of Quality. The agreement became effective June 30, 2006, and expired on June 30, 2010; provided, however, that on June 30 of each year thereafter, the term is automatically extended for one additional year and continues in this manner until the agreement is terminated. The employment agreement remains in effect under the automatic renewal provision.  The agreement currently provides for a minimum base monthly salary of $11,667 for Mr. Serrone, plus other benefits and incentive awards as determined by the Board. The employment agreement further provides that if Mr. Serrone’s employment is terminated by Torotel without cause, Mr. Serrone will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if Mr. Serrone is terminated other than for cause or if he terminates his employment for good reason, he shall be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The employment agreement also provides for a restrictive covenant of non-competition for a period of two years following termination of employment.

Outstanding Equity Awards

Option Grants

There were no grants of stock options made to the named executive officers during our last completed fiscal year.

Aggregate Option Exercises and Fiscal Year-End Option Value

There were no options outstanding as of April 30, 2020.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the unvested stock awards held by the named executive officers as of April 30, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name and Principal Position	Number of Shares of Stock that have not Vested	Market Value Of Shares of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares that have not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares that have not Vested ($)
Dale H. Sizemore, Jr. Chief Executive Officer (1)	—	$—	420,000	$277,200
H. James Serrone Vice President of Supply Chain and Quality (2)	—	$—	150,000	$99,000
Heath C. Hancock Vice President of Finance and Chief Financial Officer (3)	—	$—	160,000	$105,600

(1)                420,000 of Mr. Sizemore’s unvested equity incentive plan award shares will vest on September 19, 2021, if during the five (5) year restriction period: (1) the Corporation’s cumulative annual growth in revenue is at least 10% and (2) the Corporation’s average economic value added as a percent of revenue is at least 2%.

(2)                150,000 of Mr. Serrone’s unvested equity incentive plan award shares will vest on September 19, 2021, if during the five (5) year restriction period: (1) the Corporation’s cumulative annual growth in revenue is at least 10% and (2) the Corporation’s average economic value added as a percent of revenue is at least 2%.

(3)                160,000 of Mr. Hancock’s unvested equity incentive plan award shares will vest on September 19, 2021, if during the five (5) year restriction period: (1) the Corporation’s cumulative annual growth in revenue is at least 10% and (2) the Corporation’s average economic value added as a percent of revenue is at least 2%.

Equity Compensation Plan Information

The following table sets forth the shares of common stock of Torotel eligible to be issued as of April 30, 2020, pursuant to the SAP upon the grant of restricted stock by the Committee.  A total of 4,250 shares of common stock are available for issuance under the SAP.  The material terms of the SAP are generally described in the executive compensation discussion and analysis above.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column A)
Plan Category	A	B	C
Equity compensation plans approved by shareholders	—	—	—
Equity compensation plans not approved by shareholders	—	—	4,250
Total	—	—	4,250

OTHER INFORMATION

INFORMATION REGARDING THE CORPORATION

Annual Report

This Proxy Statement is accompanied by the Annual Report.  Torotel will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report, as filed with the SEC, including the financial statements and a list of exhibits to the Annual Report.  We will furnish to any such person any exhibit described in the list of exhibits in the Annual Report upon the advance payment of a reasonable fee.   Requests for a copy of the Annual Report and/or any exhibit should be directed to the Chief Financial Officer, c/o Torotel, Inc., 520 N. Rogers Road, Olathe, Kansas, 66062 or by telephone at (913)747-6111.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively referred to herein as “Reporting Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.   Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, we believe that all directors, officers and persons who beneficially own more than 10% of our common stock are in compliance with the reporting requirements of Section 16(a) of the Exchange Act during the fiscal year ended April 30, 2020.

CERTAIN RELATIONSHIPS

Employment Agreements

We have entered into employment agreements with Dale H. Sizemore, Jr., H. James Serrone, and Heath C. Hancock as described above under “Executive Compensation”.

OTHER MATTERS

Availability of Accountants

Representatives of RubinBrown are expected to be present at the Meeting. An opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

Deadline for Receipt of Shareholders’ Proposals

Proposals of shareholders which are intended to be presented by the Corporation at our 2021 annual meeting of shareholders must be received by us no later than April 5, 2021, so that they may be included in the Proxy Statement relating to that meeting.

Notice of shareholder proposals and nominations for director to be acted on at our 2021 annual meeting of shareholders that the shareholder does not seek to include in our proxy statement pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act that are received by us before the 75th date in advance of our 2021 annual meeting of shareholders, or after the 50th date in advance of our 2021 annual meeting of shareholders, will be considered untimely; provided, however, that in the event less than 65 days’ notice or prior public disclosure of the date of the 2021 annual meeting of shareholders is given or made to shareholders, notice of such shareholder proposals to be timely must be received by us no later than the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

BY ORDER OF THE BOARD OF DIRECTORS

H. James Serrone
Secretary of the Corporation

111111111111111111111111111111111111111111111111111111111111 '26TE 11 111 1111111111111111 11111111111111111111111111111111111111111111111111 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 SACKPACK. _ ENDORSEMENT_LINE 111111 111 1 u111111111111111 11 1111111111111 1 1r11rlll111111111111111111111111 MRASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD4 ADD 5 ADD 6 Your vote matters - here's how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by [ •], ZOZO at 1:00 A.M.,CentralTime. Online Go to www.envislonreports.com/TTLO or scan the OR code - login details are located in the shaded bar below. Phone Call toll free 18·00·652-VOTE (8683) within the USA, US territories and Canada Save paper,time and money! Sign up for electronic delivery at www.envisionreports.commLo IX I Using a black IN!pen,mark your votes wti h an X as shown in this example. Please do not write outside the designated areas. AnnualMeeting Proxy Card ( 1234 5678 9012 345 ) T IF VOTING BYMAIL. SIGN,DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T IJ Proposals - Torote'ls Board of Directors recommends a vote FOR the listed nominees and FOR ProposalZ,AND "FOR"PROPOSAL 3. 1. Elec tion of Directors: + For W'rthhold DO For W'rthhold DO 01· Barry H.Hendrxi 02 · S.Scott Still For AQainst Abstain DOD For AQainst Abstain DOD 2. RATIFIC ATION OF APPOINTMENT of RubinBrown LLP as the Corporation's independent accounting firm. 3. Approval of an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock,par value $.01 per share, from 6,000,000 to 12,000,000. [IAuthorized Signatures - This section must be completed for your vote to count.Please date and sign below. Please sign exactly as name(s) appears hereon.Joint owners should each sgi n. When sgi ning as attorney, executor, administrator, corporate officer,trustee, guardian,or custodian,please give full title. Date (mm/dd/yyyy) - Please print da e below. Signature 1 -Please keep signature within the box. Signature 2 - Please keep signature within the box. I I I L...--1 _..II.__ .. 2 47890 • I.IR A SAA4PlE (Tl< S AREA IS SET UP TO ACCOMMOOATE 140 CHARACTERS) I.IRASAA4Pl.E ANDMRASAI.I'LEMD t.IR A SAIM'LEMD I.IR A SAA4PlEAND t.IR A SAA4Pl.EMD I.IRASAIM'LEMD I.IRASAA4PI.EMD I.IRASAA4Pl.EMD + 1111111111111111111111111111111111 03ABXO : 6 7 3 0 N T 4

TOROTEL

VOTE

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ENDORSEMENT_LINE______________ SACKPACK___________

Your vote matters – here's how to vote!

Votes submitted electronically must be received by [●], 2020 at 1:00 A.M., Central Time.

Online
Go to **www.envisionreports.com/TTLO** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Directors:

	For	Withhold
01 - Barry H. Hendrix	☐	☐
02 - S. Scott Still	☐	☐

C 1234567890 JNT

1UPX 467309

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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T IF VOTING BY MAIL, SIGN, DETACH AND REnJRII THE BOTTOM PORTION IN lHE ENCLOSED EIIYEI.OPE. T PROXY-TOROTEL, INC. + 520 N. Rogers Road Olathe,KS 66062 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints H.James Serrone. as Proxy, with the power to apponi t his substitute. and hereby authorizes him to represent and to vote. as designated below. all the shares of common stock of Torotel. Inc. held of record by the undersigned on July 28, 2020, at the Annual Meeting of Shareholders to be held on [ • ]. 2020.and any adjournments thereof. IF YOU HAVE NOT WJTED VIA THE INTERNET OR TELEPHONE, FOLD AlDNG THE PERFORATION,DETACH AND MAIL THE BOTlOM PORTION TO US IN TIME TO BE RECEIVEDPRIOR TO THE ANNUAL MEETING. In his discretion. the Proxy is authorized to vote upon such other business as may properly come before the meeting. In addition. in the event a nominee named herein is unable to serve. or for good cause will not serve. the Proxy is authorized to vote for the election of any other person as a director. THIS PilOnWHEN PROPERLY EXECUTED, WILL BE WJTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THISPROXY WILLBEVOTED"FOR" THENOMINEES LISTED INPROPOSALl,"FOR"PROPOSAL 2,AND"FOR"PROPOSAL 3.PLEASEMARK,SIGN,DATE AND RETURNTHEPROXY CARD PROMPTlYUSING THE ENCLOSED ENVElDPE. (Items to be voted appell'on reverse side) IINon-Yotln9 Items CllanQt or Addnss - Please print new address below. Commtnts - Please print your comments below. ------I ------11 • + Small steps make an Impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TTLO lllllllllllll llllll lllllllll lllll lll ml lllllt 16TE Using a l!!!!!;kJd! pen,mark your votes with an as shownin this example. IX I Please do not write outside the designated areas. Annual Meeting Proxy card T IF WTIIIG BY MAIL, SIGN, DETACH AND REnJRII THE BOTTOM PORTION IN lHE ENCLOSED EIIVEI.OPE. T IIProposals - Torotel's Board of Directorsrecommends I 1. Election of Directors: For Withhold vote FOR the lsted nominees and FOR Proposal 2, MD '"FOR" PROPOSAL 3. + Far Withhold DO DO 01-Barry H.Hendrix 02 - S.Scott Still For AQIInst Abstain DOD For AGainst Abstain 3.Approvalof an amendment to the Corporation's Articles of DOD 2.RATIFICATION OF APPOINTMENT of RubinBrown LLP as the Corporation's independent accounting firm. I ncorporation to increase the number of authorzi ed shares of common stock,par value $.01per share,from 6,000,000 to 12,000,000. [IAuthorized Sivnatures - This section IIIUSt be completed for your vote to count. Please date and siiJII below. Please sign exactly as name(s) appears hereon.Joint owners should each sign.When signing as attorney, executor, administrator, corporate officer,trustee, guardian, or custodian,please give l -gna--tu-re_1_--P-Iea--se-k-ee_p_sg--ina-tu_er_w-ithn-i th-e_b_o_x. -'-gna-ture-_2_--PI-aese_k_e-epsignatur_ew__tth-n_i t_h_e-bo_x 1 fulltitle. La-t-e(m-_m_/_ydy_W-_);_I_-P-Iaes-e-pr-ina_-t;-'_edb-e-low. • + 4 6 7 3 0 9 1UPX 03A8YD

T IF VOTING BY MAIL, SIGN, DETACH AND REnJRN THE BOTTOM PORTION IN lHE ENCLOSED EIIYELOPE. T PROXY-TOROTEL, INC. 520 N.Rogers Road Olathe,KS 66062 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints H.James Serrone, as Proxy, with the power to apponi t his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Torotel, Inc. held of record by the undersigned on July 28, 2020, at the Annual Meeting of Shareholders to be held on [ • ]. 2020,and any adjournments thereof. IF YOU HAVE NOT WTED VIA THE INTERNET OR TELEPHONE,FOLD AlDNG THE PERFORATION,DETACH AND MAIL THE BOTTOM PORTION TO US IN TIME TO BE RECEIVEDPRIOR TO THE ANNUAL MEETING. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. In addition, in the event a nominee named herein is unable to serve, or for good cause will not serve, the Proxy is authorized to vote for the election of any other person as a director. THIS PilOnWHEN PROPERLY EXECUTED, WILL BE WTED IN THE MANNER DIRE'CTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRE'CTION IS MADE,THISPROXY WILL BE WTED"FOR"THENOMINEESLISTED IN PROPOSAL1,"FOR"PROPOSAL 2,AND"FOR"PROPOSAL 3.PLEASE MARK, SIGN,DATE AND RETURNTHEPROXY CARD PROMPTlY USING THE ENCLOSED ENVELDPE. (Items to be voted appear on reverse side)